Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

(in thousands)	Dec 29,	Dec 30,
	2007	2006

Chicken Sales:
United States
Prepared Foods:
Foodservice	$523,069	$382,563
Retail	$118,757	$95,964
Total Prepared Foods	$641,826	$478,526

Fresh Chicken:
Foodservice	$626,209	$331,386
Retail	$243,618	$121,830
Total Fresh Chicken	$869,827	$453,216
Export and Other
Export:
Prepared Foods	$21,614	$17,937
Chicken	$190,001	$77,324
Total Export	$211,615	$95,261
Other Chicken By Products	$4,873	$3,945
Total Export and Other	$216,488	$99,206
Total U.S. Chicken	$1,728,142	$1,030,949

Mexico:	$120,998	$122,909
Total Chicken Sales	$1,849,140	$1,153,857

Total Prepared Foods	663,440	496,464

Turkey Sales:
Prepared Foods:
Foodservice	$550	$456
Retail	$3,723	$3,444
Total Prepared Foods	$4,273	$3,900

Fresh Turkey:
Foodservice	$2,715	$2,203
Retail	$45,869	$44,864
Total Fresh Turkey	$48,584	$47,067
Export and Other
Export:
Prepared Foods	$81	$44
Turkey	$263	$653
Total Export	$344	$698
Other Turkey By Products	$189	$186
Total Export and Other	$533	$883
Total Turkey Sales	$53,390	$51,850

Total Prepared Foods	$4,353	$3,944

Sale of Other Products
U.S.	$182,857	$128,975
Mexico	$7,824	$2,449
Total Other Products	$190,681	$131,424
Total Net Sales	$2,093,211	$1,337,132

	Dec 29,	Dec 30,
	2007	2006

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	30.3%	37.1%
Retail	6.9%	9.3%
Total Prepared Foods	37.1%	46.4%

Fresh Chicken:
Foodservice	36.2%	32.1%
Retail	14.1%	11.8%
Total Fresh Chicken	50.3%	44.0%
Export and Other
Export:
Prepared Foods	1.3%	1.7%
Chicken	11.0%	7.5%
Total Export	12.2%	9.2%
Other Chicken By Products	0.3%	0.4%
Export and Other	12.5%	9.6%
Total U.S. Chicken	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	1.0%	0.9%
Retail	7.0%	6.6%
Total Prepared Foods	8.0%	7.5%

Fresh Turkey:
Foodservice	5.1%	4.2%
Retail	85.9%	86.5%
Total Fresh Turkey	91.0%	90.8%
Export and Other
Export:
Prepared Foods	0.2%	0.1%
Turkey	0.5%	1.3%
Total Export	0.6%	1.3%
Other Turkey By Products	0.4%	0.4%
Export and Other	1.0%	1.7%
Total U.S. Turkey	100.0%	100.0%

Pilgrim's Pride Corporation Selected Financial Data for Quarters Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	12/29/07	12/30/06(c)
(in thousands except per share data)
Income Statement Data:
Net sales	$2,093,211	$1,337,132
Non-recurring recoveries	-	-
Turkey restructuring and related costs	-	-
Gross margin	107,756	65,526
Selling, general and administrative expenses	105,347	68,432
Operating income (loss)	2,409	(2,906)
Interest expense, net	29,827	12,605
Miscellaneous, net	(2,863)	(1,011)
Income (loss) before income taxes and extraordinary charge	(24,555)	(14,500)
Income tax expense (benefit)	7,774	(5,764)
Income (loss) before extraordinary charge	(32,329)	(8,736)
Extraordinary charge - net of tax	-	-
Net income (loss)	$(32,329)	$(8,736)

Per Common Share Data:
Income (loss) before extraordinary charge	$(0.49)	$(0.13)
Extraordinary charge - early repayment of debt	-	-
Net Income (loss)	$(0.49)	$(0.13)
Cash dividends	$0.023	$0.023
Book value	$17.10	$16.68

Balance Sheet Summary:
Working capital	$353,829	$625,739
Total assets	$3,836,712	$4,077,183
Notes payable and current maturities of long-term debt	$89,384	$4,746
Long-term debt, less current maturities	$1,317,562	$713,105
Total debt	$1,406,946	$717,851
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,1138,228	$1,110,331

Cash Flow Summary:
Operating cash flow	$(40,536)	$19,185
Depreciation & amortization (a)	$55,923	$32,697
Capital expenditures	$42,684	$39,350
Business acquisitions	$-	$34,065
Financing activities, net	$112,873	$7,665

Cashflow Ratios:
EBITDA (b)	$60,151	$30,097
EBITDA (last four qtrs.)	$434,810	$92,005

Key Indicators (as a percentage of net sales):
Gross margin	5.1%	4.9%
Selling, general and adminstrative expenses	5.0%	5.1%
Operating income (loss)	0.1%	-0.2%
Interest expense, net	1.4%	0.9%
Net income (loss)	-1.5%	-0.7%

(a) Includes amortization of capitalized financing costs of approximately	1,044	705

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$(32,329)	$(8,736)
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	7,774	(5,764)
Interest expense, net	29,827	12,605
Depreciation and amortization	55,923	32,697
Minus:
Amortization of capitalized financing costs	1,044	705
EBITDA	$60,151	$30,097

(c) The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(In thousands)	12/29/2007	12/30/2006
Net Sales to Customers:
Chicken:
United States	$1,728,142	$1,030,949
Mexico	120,998	122,909
Sub-total	1,849,140	1,153,858
Turkey	53,390	51,850
Other Products:
United States	182,857	128,975
Mexico	7,824	2,449
Sub-total	190,681	131,424
Total	$2,093,211	$1,337,132

Operating Income:
Chicken:
United States	$(19,094)	$(11,446)
Mexico	(4,092)	1,329
Sub-total	(23,186)	(10,117)
Turkey	1,739	2,506
Other Products:
United States	22,771	4,138
Mexico	1,085	567
Sub-total	23,856	4,705
Non-recurring recoveries	-	-
Total	$2,409	$(2,906)

Depreciation and Amortization: (a)
Chicken:
United States	$50,203	$27,445
Mexico	2,564	2,806
Sub-total	52,767	30,251
Turkey	379	374
Other Products:
United States	2,715	2,028
Mexico	62	44
Sub-total	2,777	2,072
Total	$55,923	$32,697

Total Assets:
Chicken:
United States	$3,294,137	$3,546,385
Mexico	360,680	387,506
Sub-total	3,654,817	3,933,891
Turkey	41,509	42,599
Other Products:
United States	136,225	98,814
Mexico	4,161	1,879
Sub-total	140,386	100,693
Total	$3,836,712	$4,077,183

Capital Expenditures:
Chicken:
United States	$41,353	$36,198
Mexico	710	1,265
Sub-total	42,063	37,463
Turkey	13	25
Other Products:
United States	608	1,824
Mexico	-	38
Sub-total	608	1,862
Total	$42,684	$39,350

(a) Includes amortization of capitalized financing costs of approximately	$1,044	$705

(b) The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for Quarters Ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )	12/29/07	12/30/07	Change	% Change
U.S. Chicken

U.S. Chicken Sales (000's)	$1,728,142	$1,030,948	$697,194	67.63%
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7824	$0.7284	$0.0540	7.41%
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8930	$0.8135	$0.0794	9.76%

U.S. Chicken Net Pounds Produced (000's)	2,208,814	1,415,307	793,507	56.07%
U.S. Chicken Pounds Sold (000's)	1,935,248	1,267,223	668,025	52.72%

U.S. Chicken Operating Income (000's)	(19,094)	(11,446)	(7,648)	-66.82%
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-1.10%	-1.11%	0.01%	0.48%

Turkey

U.S. Turkey Sales (000's)	53,390	51,850	1,540	2.97%
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4519	$1.4048	$0.0472	3.36%
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8689	$0.8272	$0.0417	5.04%

U.S. Turkey Operating Income (000's)	1,739	2,506	(767)	-30.61%
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	3.26%	4.83%	-1.58%	-32.61%

U.S. Turkey Net Pounds Produced (000's)	36,772	36,910	(138)	-0.37%
U.S. Turkey Pounds Sold (000's)	61,445	62,680	(1,235)	-1.97%

U.S. Other

U.S. Other Sales	182,857	128,976	53,881	41.78%

U.S. Other Operating Income	22,771	4,138	18,633	450.29%
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	12.45%	3.21%	9.24%	288.14%

U.S. Summary

U.S. Sales (000's)	1,964,389	1,211,774	752,615	62.11%
U.S. Cost of Sales (000's)	1,859,852	1,156,457	703,395	60.82%
U.S. Gross Margin (000's)	104,537	55,317	49,220	88.98%
U.S. Gross Margin as a percent of U.S. Sales	5.32%	4.56%	0.76%	16.58%

U.S. Selling, General and Administrative Expenses (000's)	99,121	60,119	39,002	64.87%
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.05%	4.96%	0.08%	1.71%

Restructuring and Related Charges - Turkey	-	-	-

U.S. Operating Income (000's)	5,416	(4,802)	10,218	212.79%
U.S. Operating Income as a percent of U.S. Sales	0.28%	-0.40%	0.67%	169.57%

Mexico Chicken

Mexico Chicken Sales (000's)	120,998	122,909	(1,911)	-1.55%
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6770	$0.7014	$(0.0244)	-3.48%
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.6770	$0.6675	$0.0094	1.41%

Mexico Net Pounds Produced (000's)	178,732	175,234	3,498	2.00%
Mexico Net Pounds Sold (000's)	178,733	184,122	(5,389)	-2.93%

Mexico Other

Mexico Other Sales (000's)	7,824	2,449	5,375	219.48%

Mexico Summary

Mexico Sales (000's)	128,822	125,358	3,464	2.76%
Mexico Cost of Sales (000's)	125,603	115,149	10,454	9.08%
Mexico Gross Margin (000's)	3,219	10,209	(6,990)	-68.47%
Mexico Gross Margin as a percent of Mexico Sales	2.5%	8.1%	-5.6%	-69.32%

Mexico Selling, General and Administrative Expenses (000's)	6,226	8,313	(2,087)	-25.11%
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	4.8%	6.6%	-1.8%	-27.12%

Mexico Operating Income (000's)	(3,007)	1,896	(4,903)	-258.60%
Mexico Operating Income as a percent of Mexico Sales	-2.3%	1.5%	-3.8%	-254.33%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,849,140	1,153,857	695,283	60.26%
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7745	$0.7254	$0.0490	6.76%
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.8747	$0.7950	$0.0797	10.02%

Chicken Net Pounds Produced from all Divisions (000's)	2,387,546	1,590,541	797,005	50.11%
Chicken Pounds Sold from all Divisions (000's)	2,113,981	1,451,345	662,636	45.66%

Turkey Operations:
U.S. Turkey Sales (000's)	53,390	51,850	1,540	2.97%
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4519	$1.4048	$0.0472	3.36%
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8689	$0.8272	$0.0417	5.04%

U.S. Turkey Net Pounds Produced (000's)	36,772	36,910	(138)	-0.37%
U.S. Turkey Pounds Sold (000's)	61,445	62,680	(1,235)	-1.97%

Other Operations:
Other Sales (000's)	190,681	131,425	59,256	45.09%

Totals All Operations:
Total Net Sales (000's)	2,093,211	1,337,132	756,079	56.54%
Total Cost of Sales (000's)	1,985,455	1,271,606	713,849	56.14%
Gross Margin from all operations (000's)	107,756	65,526	42,230	64.45%
Gross Margin from all operations as a percent of Total Net Sales	5.15%	4.90%	0.25%	5.05%

Total Selling, General and Administrative Expenses (000's)	105,347	68,432	36,915	53.94%
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.03%	5.12%	-0.09%	-1.66%

Restructuring and Related Charges - Turkey	-	-	-

Operating Income from all operations (000's)	2,409	(2,906)	5,315	182.90%
Operating Income from all operations as a percent of Total Net Sales	0.12%	-0.22%	0.33%	152.95%

(a)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.